UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 – April 30, 2012

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2012
Vanguard ExplorerTM Fund

> For the six months ended April 30, 2012, Vanguard Explorer Fund’s Investor Shares returned 10.72% and its Admiral Shares returned 10.81%.

> The fund’s solid results were nevertheless a bit behind those of its comparative standards.

> The fund held strong performers and avoided some trouble spots in the consumer discretionary and materials sectors, but it missed a few opportunities in health care and technology.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangements.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012

Total
Returns
Vanguard Explorer Fund
Investor Shares	10.72%
Admiral™ Shares	10.81
Russell 2500 Growth Index	11.72
Small-Cap Growth Funds Average	11.61

Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$73.02	$80.74	$0.096	$0.000
Admiral Shares	68.04	75.15	0.217	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Fund posted double-digit returns for the first half of the fiscal year but finished a few steps behind its benchmark index and its peer group. For the six months ended April 30, Explorer Fund’s Investor Shares returned 10.72%; its lower-cost Admiral Shares returned 10.81%. The Russell 2500 Growth Index rose 11.72%, and the average return of competing small-cap growth funds was 11.61%.

The strength of the fund’s consumer discretionary and materials stocks was offset by weaker holdings in health care and information technology—its largest sector exposure. The fund also missed a few opportunities in the strongly performing health care sector.

Stocks followed a familiar pattern, reflecting investors’ shifting moods
U.S. stocks delivered strong returns for the six months ended April 30. Signs of economic acceleration in the United States, strength in corporate earnings, and apparent progress in Europe’s debt negotiations created a sense of optimism through much of the period. In fact, the broad U.S. stock market turned in its best first-quarter gain since 1998.

By the end of the fiscal half-year, however, apprehension about the same sources of the earlier good news began to weigh on stock prices. Rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 crisis, a reflection of broader economic uncertainties.

International stocks generated a modestly positive return. European companies were the weakest performers, trailing the returns of the emerging markets and the developed markets of the Pacific region.

Municipal securities remained a bond market bright spot
The taxable bond market produced solid, if unremarkable, six-month total returns. The yields of U.S. Treasury bonds bobbed higher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

The materials sector stood out but energy and telecom lagged
Vanguard Explorer Fund is managed by six investment advisory firms. Each uses a distinctive strategy to identify small- and midsized companies it believes have the potential to generate robust growth and superior stock market returns.

For the period, the fund generated positive results in all ten industry sectors. Half of them delivered double-digit gains. Materials did best, returning more than 17%. Energy and telecommunication stocks were lackluster; each sector recorded returns of less than 2%.

Health care, the fund’s second-largest sector, was the biggest contributor to performance. Pharmaceuticals, biotechnology, and life sciences companies posted strong gains as investors cheered improved product pipelines and the likelihood of increased M&A activity. Compared with the index, however, the fund’s health care stocks came up short, reflecting some missed opportunities in biotech.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.50%	0.34%	1.51%

The fund expense ratios shown are from the prospectus dated February 17, 2012, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2012, the fund’s annualized expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Small-Cap Growth Funds.

Industrials contributed significantly to the fund’s performance. Capital goods firms benefited from improving demand thanks to the steady, if slow, economic recovery. The fund’s consumer discretionary stocks, notably homebuilding companies, also added. And in materials, the fund managed to avoid potholes in the precious metals mining industry.

One weak spot, at least on a relative basis, was information technology, which accounted for almost one-quarter of fund assets during the period. Although the fund’s holdings in this sector generated solid six-month returns, those in the benchmark index did better. The fund paid a price for its above-benchmark commitment to a handful of software and software-services stocks.

By saving more, you can help secure your financial future
A decade ago, Jack Brennan, my friend and predecessor as Vanguard’s chairman and chief executive officer, published an insightful book, Straight Talk on Investing. My favorite chapter is the one Jack devoted to the importance of savings. “If you really want to accumulate wealth,” he wrote, “live by this aphorism: ‘When in doubt, save it.’ ”

More recently, the authors of a Vanguard research paper affirmed the wisdom of Jack’s statement. The study—Penny Saved, Penny Earned, available at vanguard.com/ research—found that people investing for retirement have a greater likelihood of reaching their goals when they increase their savings rate or time horizon. Raising either of these factors, or both together, generally provides a higher chance of success than simply relying on the possibility of higher portfolio returns, the study’s authors concluded.

Of course, in emphasizing the value of savings, I’m in no way diminishing the importance of having a sound investment plan and balanced, diversified holdings in line with your goals and tolerance for risk. Vanguard Explorer Fund, which provides exposure to the stocks of fast-growing smaller companies, can play a valuable role in such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 15, 2012

Advisors’ Report

For the six months ended April 30, 2012, Vanguard Explorer Fund returned 10.72% for Investor Shares and 10.81% for Admiral Shares. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table following this report lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. (Please note that the Granahan and Kalmar discussions refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on May 11, 2012.

Wellington Management Company, LLP

Portfolio Manager:
Kenneth L. Abrams, Senior Vice President and Equity Portfolio Manager

Investment environment: U.S. stocks posted double-digit returns, but developed equity markets elsewhere saw more muted results. The market appeared to be returning to a more normalized environment following the extreme fear and volatility of recent periods. Regardless, we remain true to our process, using an opportunistic and flexible approach to build the portfolio from the bottom up by investing in high-quality, smaller market-capitalization companies.

Successes: Stock selection was favorable within the consumer discretionary sector. Liz Claiborne, PulteGroup, and Lennar boosted portfolio returns. Liz Claiborne, the clothing retailer, saw its shares climb during the period based on strong earnings results. We continue to hold our position in the company and believe the stock represents a solid growth opportunity. Security selection in financials and materials also contributed favorably.

Shortfalls: Security selection in the health care, telecommunication services, and information technology sectors hindered results. Broadband communications and device company Vonage was our largest detractor; its shares declined on lackluster earnings guidance. However, we view Vonage’s long-term prospects favorably. Our position in oil and natural gas exploration and production company Quicksilver Resources also detracted. Shares declined as a result of slow progress in shifting production from low-return natural gas to higher-margin oil.

Granahan Investment Management, Inc.

Portfolio Manager:
Jack Granahan, CFA, Managing Partner

Investment environment: Revenue growth in our universe of companies is the strongest it has been since the first quarter of 2008. However, while margins are still improving, this improvement has moderated as companies spend on new product development, equipment, and personnel. The price/earnings ratio on our portion of the fund’s portfolio is 24. This is lower than the portfolio’s earnings growth rate but higher than the 16 P/E ratio of the S&P 500 Index. The nimble, small firms in our portfolio are able to grow at faster rates than the larger companies, and trends remain favorable for them to continue to boost earnings. Stock prices follow earnings growth; the environment is encouraging for well-managed small-cap growth companies.

Successes: Regeneron continued its leading performance from last year; its new drug for treating wet age-related macular degeneration posted strong sales. In technology, VeriFone (POS systems) and Sourcefire (security software) had better-than-expected results, and SuccessFactors (HR software) was bought out by SAP, a large German software company. Lastly, Clean Energy rose because of falling natural gas prices, as well as announcements that natural gas engine vehicles will be available without a retrofit.

Shortfalls: Health care, consumer discretionary, and producer durable companies drove the six-month performance of the Russell 2500 Growth benchmark index. Our commensurate sector holdings pulled back from their strong showings in 2011 and detracted from relative performance. These stocks included WebMD Health (online medical education), Riverbed Technology (WAN optimization appliances), GeoEye (geospatial imaging), and Genesee & Wyoming (short-line railroad).

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and Chief Investment Officer

Investment environment: From 2011’s low at the beginning of October to the end of March 2012, the U.S. stock market experienced a powerful rally. It recovered from a confidence crisis precipitated by fears of a double-dip recession and anxiety over Eurozone sovereign debt. During April, moderating U.S. economic reports and fresh worries about Europe as its recession deepened reawakened the earlier concerns, causing the market to enter a period of correction. We remain optimistic that the United States will not repeat the sharp slowdowns of 2010 and 2011 and that a gradual economic recovery will proceed. However, uncertainty on several important fronts suggests that concentrating on high-quality businesses and substantial diversification is warranted. Careful stock selection will be important, because valuations of many good growth companies are not as cheap as they were last fall.

Successes: Our biggest successes came from a variety of sectors, including EnerSys, IHS Inc., and Chicago Bridge & Iron in producer durables and W.R. Grace and FMC in materials and processing.

Shortfalls: Over the last six months, our largest detractors included Deckers Outdoor and Gentex in the consumer discretionary sector and Rovi and RF Micro Devices in technology.

Century Capital Management, LLC

Portfolio Manager:
Alexander L. Thorndike, Chief Investment Officer and Managing Partner

Investment environment: The equity markets delivered positive results during the period. Most of the excitement in the news over the next six months will center on the Supreme Court, the presidential election, and the resulting outlook for taxes and spending over the next congressional term. While we may expect stock market performance to pause and digest its recent gains, our earnings outlook remains optimistic. Operating margins are near peak levels, and many companies will need to drive sales growth in order to increase earnings at this stage of the recovery. This may require changes to their capital expenditures and hiring plans for the coming year.

Successes: Industrials was our best-performing sector, led by Beacon Roofing Supply, Inc., and TAL International Group, Inc. Consumer discretionary stocks also contributed, most notably Select Comfort Corp. and Sally Beauty Holdings, Inc.

Shortfalls: Materials was the weakest-performing sector during the period; Schnitzer Steel Industries, Inc., and Intrepid Potash, Inc., were among the top detractors. Financials also lagged as Och-Ziff Capital Management Group underperformed.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

Investment environment: The environment remains unsettled, with many global challenges to growth still unresolved. Against this backdrop, our portfolio decisions steadfastly reflected our bias toward quality, leadership, defensible margins, and a pattern of successful execution around growth-oriented business plans. 8

Successes: United Rentals was our top-performing holding during the period, appreciating meaningfully on good results and an outlook for continued strong demand and profit margins. Heartland Payment Systems, a transaction processor, also produced solid investment returns after a substantial acceleration in revenue and earnings growth. The portfolio also benefited from investments in two acquired companies: Catalyst Health Solutions, a pharmacy benefit manager, and AboveNet, a provider of high-bandwidth connectivity solutions.

Shortfalls: Our investment in MDC Partners, an advertising agency, performed poorly as growth investments drove disappointing margins. Rex Energy, a natural gas exploration and production company, was adversely affected by a decline in natural gas commodity prices.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal Michael R. Roach, CFA

Investment environment: U.S. equity markets posted strong returns in the first half of the fiscal year, buoyed largely by strength in corporate earnings, rising consumer confidence, and positive employment trends. However, concerns about European sovereign debt and global GDP growth continue to weigh on the market.

Against this macro backdrop, our stock selection model did well. Our growth, management decisions, market sentiment, and quality signals all experienced positive performance, while our valuation signal detracted slightly.

Successes: Stock selection results were best in the materials and consumer discretionary sectors, where overweight positions in Brinker International (+39%), Pier 1 Imports (+38%), Westlake Chemical (+56%), and Eastman Chemical (+39%) contributed most. Underweighting poorly performing securities such as Deckers Outdoor (–56%) also benefited performance.

Shortfalls: Stock selection in health care, industrials, and telecommunications detracted from performance relative to our benchmark index. Specifically, underweight positions in holdings such as Ametek (+28%) and overweight positions in securities such as Vonage (–39%) dragged.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	27	2,671	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Granahan Investment	24	2,354	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Kalmar Investment Advisers	24	2,293	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Century Capital Management,	10	964	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Chartwell Investment Partners,	9	864	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Vanguard Equity Investment	4	378	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	2	176	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of April 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.50%	0.34%
30-Day SEC Yield	0.00%	0.15%

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	568	1,433	3,716
Median Market Cap	$2.5B	$2.8B	$36.0B
Price/Earnings Ratio	22.3x	25.6x	16.7x
Price/Book Ratio	2.6x	3.5x	2.3x
Return on Equity	10.7%	13.6%	18.2%
Earnings Growth Rate	11.4%	11.3%	8.6%
Dividend Yield	0.5%	0.8%	2.0%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate
(Annualized)	57%	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	16.5%	15.1%	12.2%
Consumer Staples	2.6	4.0	9.5
Energy	6.5	8.2	10.5
Financials	6.7	8.4	15.8
Health Care	19.2	16.0	11.5
Industrials	16.9	17.4	10.9
Information
Technology	25.0	21.7	19.5
Materials	5.4	7.5	4.0
Telecommunication
Services	1.1	1.3	2.6
Utilities	0.1	0.4	3.5

Volatility Measures
		DJ
	U.S. Total
	Russell 2500	Market
	Growth Index	Index
R-Squared	0.99	0.92
Beta	0.99	1.19
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cooper Cos. Inc.	Health Care
	Supplies	1.2%
Alliance Data Systems	Data Processing &
Corp.	Outsourced
	Services	0.9
Ariba Inc.	Systems Software	0.9
VeriFone Systems Inc.	Data Processing &
	Outsourced
	Services	0.8
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	0.8
Bruker Corp.	Life Sciences Tools
	& Services	0.8
Cadence Design	Application
Systems Inc.	Software	0.8
Sapient Corp.	IT Consulting &
	Other Services	0.7
TiVo Inc.	Application
	Software	0.7
Urban Outfitters Inc.	Apparel Retail	0.6
Top Ten		8.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 17, 2012, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2012, the annualized expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2001, Through April 30, 2012

Note: For 2012, performance data reflect the six months ended April 30, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	2.44%	3.24%	5.95%
Admiral Shares	11/12/2001	2.62	3.42	6.12

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of April 30, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Urban Outfitters Inc.	2,176,045	63,018	0.7%
*	Life Time Fitness Inc.	1,346,145	62,677	0.6%
*	Liz Claiborne Inc.	4,240,020	56,816	0.6%
	Lennar Corp. Class A	1,713,355	47,528	0.5%
^	GameStop Corp. Class A	1,993,445	45,371	0.5%
*	PulteGroup Inc.	4,464,515	43,931	0.5%
*	CarMax Inc.	1,406,070	43,405	0.4%
*	Express Inc.	1,709,275	40,373	0.4%
*	Cheesecake Factory Inc.	1,270,526	40,022	0.4%
	Gentex Corp.	1,815,620	39,889	0.4%
	Consumer Discretionary—Other †		1,061,404	10.9%
			1,544,434	15.9%

Consumer Staples †			241,020	2.5%

Energy
^	Core Laboratories NV	317,375	43,474	0.5%
*	Superior Energy Services Inc.	1,547,251	41,652	0.4%
	Energy—Other †		521,670	5.4%
			606,796	6.3%
Exchange-Traded Funds
1	Vanguard Small-Cap ETF	865,083	67,407	0.7%
^,1	Vanguard Small-Cap Growth ETF	713,200	61,407	0.6%
	Exchange-Traded Funds—Other †		11,670	0.1%
			140,484	1.4%
Financials
*,2	HFF Inc. Class A	2,930,765	47,889	0.5%
*,2	eHealth Inc.	1,463,925	25,941	0.3%
	Financials—Other †		537,767	5.5%
			611,597	6.3%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Health Care
	Cooper Cos. Inc.	1,291,938	113,910	1.2%
*	Salix Pharmaceuticals Ltd.	1,526,165	75,393	0.8%
*	Bruker Corp.	4,920,427	73,954	0.8%
*	Gen-Probe Inc.	750,075	61,169	0.6%
	Coventry Health Care Inc.	1,756,485	52,677	0.6%
*	Alkermes plc	3,005,435	51,994	0.5%
*	Elan Corp. plc ADR	3,655,188	50,405	0.5%
*	Amylin Pharmaceuticals Inc.	1,719,458	44,551	0.5%
*	Questcor Pharmaceuticals Inc.	987,921	44,358	0.5%
*	Health Management Associates Inc. Class A	5,947,887	42,825	0.4%
*	Regeneron Pharmaceuticals Inc.	309,880	41,914	0.4%
*,^	Seattle Genetics Inc.	2,078,664	41,095	0.4%
	Health Care—Other †		1,107,126	11.4%
			1,801,371	18.6%
Industrials
	Kennametal Inc.	1,459,527	61,636	0.6%
*	IHS Inc. Class A	576,140	58,230	0.6%
	Triumph Group Inc.	753,900	47,360	0.5%
	MSC Industrial Direct Co. Inc. Class A	606,005	44,669	0.5%
*	Genesee & Wyoming Inc. Class A	785,673	42,356	0.4%
*	Middleby Corp.	394,485	40,028	0.4%
	Industrials—Other †		1,284,766	13.3%
			1,579,045	16.3%
Information Technology
*	Alliance Data Systems Corp.	706,793	90,816	0.9%
*	Ariba Inc.	2,246,622	85,821	0.9%
*	VeriFone Systems Inc.	1,652,315	78,716	0.8%
*	Cadence Design Systems Inc.	6,269,400	73,164	0.8%
	Sapient Corp.	5,740,903	68,719	0.7%
*	TiVo Inc.	5,985,420	64,583	0.7%
*	Teradyne Inc.	3,536,920	60,870	0.6%
*	Microsemi Corp.	2,601,990	55,995	0.6%
*	MICROS Systems Inc.	868,221	49,341	0.5%
*	Rovi Corp.	1,600,420	45,772	0.5%
*	Ultimate Software Group Inc.	582,299	44,930	0.5%
*	Parametric Technology Corp.	1,982,346	42,779	0.4%
	Syntel Inc.	705,033	42,224	0.4%
	MKS Instruments Inc.	1,507,270	41,676	0.4%
*	FEI Co.	824,245	41,352	0.4%
*	F5 Networks Inc.	302,495	40,513	0.4%
	Information Technology—Other †		1,412,987	14.6%
			2,340,258	24.1%
Materials
*	WR Grace & Co.	800,075	47,693	0.5%
	FMC Corp.	396,495	43,793	0.5%
	Silgan Holdings Inc.	913,290	40,066	0.4%
	Materials—Other †		370,865	3.8%
			502,417	5.2%

Telecommunication Services †			105,275	1.1%

Utilities †			8,860	0.1%
Total Common Stocks (Cost $7,543,466)			9,481,557	97.8%[3]

Explorer Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.137%	268,633,189	268,633	2.7%

Repurchase Agreement †			9,800	0.1%

6U.S. Government and Agency Obligations †			7,599	0.1%
Total Temporary Cash Investments (Cost $286,032)			286,032	2.9%[3]
Total Investments (Cost $7,829,498)			9,767,589	100.7%
Other Assets and Liabilities
Other Assets			104,773	1.1%
Liabilities[5]			(172,973)	(1.8%)
			(68,200)	(0.7%)
Net Assets			9,699,389	100.0%

Explorer Fund

At April 30, 2012, net assets consisted of:

Amount
($000)
Paid-in Capital	7,659,357
Overdistributed Net Investment Income	(13,436)
Accumulated Net Realized Gains	115,487
Unrealized Appreciation (Depreciation)
Investment Securities	1,938,091
Futures Contracts	(116)
Foreign Currencies	6
Net Assets	9,699,389

Investor Shares—Net Assets
Applicable to 73,135,171 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,905,207
Net Asset Value Per Share—Investor Shares	$80.74

Admiral Shares—Net Assets
Applicable to 50,487,660 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,794,182
Net Asset Value Per Share—Admiral Shares	$75.15

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $52,376,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 2.4%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $54,347,000 of collateral received for securities on loan.
6 Securities with a value of $3,100,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	27,254
Interest[2]	148
Security Lending	1,077
Total Income	28,479
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,987
Performance Adjustment	(637)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,846
Management and Administrative—Admiral Shares	1,941
Marketing and Distribution—Investor Shares	670
Marketing and Distribution—Admiral Shares	422
Custodian Fees	84
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	11
Total Expenses	20,355
Expenses Paid Indirectly	(128)
Net Expenses	20,227
Net Investment Income	8,252
Realized Net Gain (Loss)
Investment Securities Sold[2]	310,256
Futures Contracts	11,693
Foreign Currencies	2
Realized Net Gain (Loss)	321,951
Change in Unrealized Appreciation (Depreciation)
Investment Securities	631,058
Futures Contracts	602
Foreign Currencies	(15)
Change in Unrealized Appreciation (Depreciation)	631,645
Net Increase (Decrease) in Net Assets Resulting from Operations	961,848

1 Dividends are net of foreign withholding taxes of $276,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,128,000, $134,000, and $579,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,252	17,186
Realized Net Gain (Loss)	321,951	1,405,645
Change in Unrealized Appreciation (Depreciation)	631,645	(411,730)
Net Increase (Decrease) in Net Assets Resulting from Operations	961,848	1,011,101
Distributions
Net Investment Income
Investor Shares	(7,529)	(9,771)
Admiral Shares	(10,619)	(9,545)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(18,148)	(19,316)
Capital Share Transactions
Investor Shares	(543,179)	(1,113,873)
Admiral Shares	146,363	121,274
Net Increase (Decrease) from Capital Share Transactions	(396,816)	(992,599)
Total Increase (Decrease)	546,884	(814)
Net Assets
Beginning of Period	9,152,505	9,153,319
End of Period[1]	9,699,389	9,152,505
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($13,436,000) and ($3,542,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$73.02	$66.02	$51.77	$45.54	$83.93	$80.26
Investment Operations
Net Investment Income	.036	.077	.109	.178	.295	.362
Net Realized and Unrealized Gain (Loss)
on Investments	7.780	7.029	14.239	6.334	(31.589)	11.052
Total from Investment Operations	7.816	7.106	14.348	6.512	(31.294)	11.414
Distributions
Dividends from Net Investment Income	(.096)	(.106)	(.098)	(.282)	(.310)	(.320)
Distributions from Realized Capital Gains	—	—	—	—	(6.786)	(7.424)
Total Distributions	(.096)	(.106)	(.098)	(.282)	(7.096)	(7.744)
Net Asset Value, End of Period	$80.74	$73.02	$66.02	$51.77	$45.54	$83.93

Total Return[1]	10.72%	10.76%	27.74%	14.46%	-40.17%	15.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,905	$5,864	$6,290	$5,677	$5,026	$8,937
Ratio of Total Expenses to
Average Net Assets[2]	0.50%	0.50%	0.49%	0.54%	0.44%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.11%	0.12%	0.19%	0.38%	0.40%	0.44%
Portfolio Turnover Rate	57%	89%[3]	82%	95%	112%	90%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, (0.01%), (0.01%), (0.02%), and (0.04%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$68.04	$61.50	$48.21	$42.45	$78.25	$74.82
Investment Operations
Net Investment Income	.096	.179	.206	.246	.385	.478
Net Realized and Unrealized Gain (Loss)
on Investments	7.231	6.550	13.259	5.881	(29.442)	10.299
Total from Investment Operations	7.327	6.729	13.465	6.127	(29.057)	10.777
Distributions
Dividends from Net Investment Income	(.217)	(.189)	(.175)	(.367)	(.427)	(.437)
Distributions from Realized Capital Gains	—	—	—	—	(6.316)	(6.910)
Total Distributions	(.217)	(.189)	(.175)	(.367)	(6.743)	(7.347)
Net Asset Value, End of Period	$75.15	$68.04	$61.50	$48.21	$42.45	$78.25

Total Return[1]	10.81%	10.94%	27.98%	14.66%	-40.07%	15.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,794	$3,288	$2,864	$2,252	$2,023	$3,652
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.34%	0.32%	0.34%	0.26%	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.27%	0.28%	0.36%	0.58%	0.58%	0.62%
Portfolio Turnover Rate	57%	89%[3]	82%	95%	112%	90%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, (0.01%), (0.01%), (0.02%), and (0.04%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Explorer Fund

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Granahan Investment Management, Inc., Kalmar Investment Advisers, Century Capital Management, LLC, and Chartwell Investment Partners, L.P. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company, LLP, Granahan Investment Management, Inc., and Kalmar Investment Advisers, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee of Century Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index. The basic fee of Chartwell Investment Partners, L.P. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to February 1, 2012, and the new benchmark, Russell 2000 Growth Index, beginning February 1, 2012. The new benchmark will be fully phased in by January 31, 2015.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $155,000 for the six months ended April 30, 2012.

Explorer Fund

For the six months ended April 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $637,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2012, the fund had contributed capital of $1,445,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.58% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2012, these arrangements reduced the fund’s expenses by $128,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,451,499	30,058	—
Temporary Cash Investments	268,633	17,399	—
Futures Contracts—Assets[1]	121	—	—
Futures Contracts—Liabilities[1]	(671)	—	—
Total	9,719,582	47,457	—
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

F. At April 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	June 2012	385	38,100	26
E-mini Russell 2000 Index	June 2012	131	10,675	(142)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2012, the fund realized net foreign currency gains of $2,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2011, the fund had available capital loss carryforwards totaling $192,848,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2012, the cost of investment securities for tax purposes was $7,829,498,000. Net unrealized appreciation of investment securities for tax purposes was $1,938,091,000, consisting of unrealized gains of $2,386,352,000 on securities that had risen in value since their purchase and $448,261,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2012, the fund purchased $2,618,128,000 of investment securities and sold $3,028,045,000 of investment securities, other than temporary cash investments.

Explorer Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2012	October 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	302,851	3,947	1,036,029	14,148
Issued in Lieu of Cash Distributions	7,422	103	9,647	133
Redeemed	(853,452)	(11,220)	(2,159,549)	(29,243)
Net Increase (Decrease)—Investor Shares	(543,179)	(7,170)	(1,113,873)	(14,962)
Admiral Shares
Issued	495,148	7,066	1,282,862	18,703
Issued in Lieu of Cash Distributions	9,801	146	8,743	130
Redeemed	(358,586)	(5,054)	(1,170,331)	(17,067)
Net Increase (Decrease)—Admiral Shares	146,363	2,158	121,274	1,766

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2011		Proceeds from		April 30, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
eHealth Inc.	NA1	10,329	(398)	—	25,941
HFF Inc. Class A	34,678	356	3,511	—	47,889
TiVo Inc.	66,203	2,909	4,329	—	NA2
	100,881			—	73,830

1 Not applicable—At October 31, 2011, the issuer was not an affiliated company of the fund.
2 Not applicable—At April 30, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.

K. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2012

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,107.19	$2.62
Admiral Shares	1,000.00	1,108.06	1.78
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.38	$2.51
Admiral Shares	1,000.00	1,023.17	1.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.50% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund renewed the fund’s investment advisory arrangements with Granahan Investment Management, Inc.; Kalmar Investment Advisers; The Vanguard Group, Inc. (through its Equity Investment Group); Wellington Management Company, llp; and Century Capital Management, LLC, and approved amendments to the fund’s investment advisory agreement with Chartwell Investment Partners, L.P. Effective February 1, 2012, the compensation benchmark for Chartwell Investment Partners, L.P., was replaced with the Russell 2000 Growth Index. The board concluded that the new index is a more suitable index for the advisor. The board determined that the retention of the advisors and amendment to the investment advisory agreement with Chartwell was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following: Granahan Investment Management, Inc. Founded in 1985, Granahan specializes in small-cap growth equity investing. The firm uses fundamental research to select a portfolio of 125–175 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70% of subportfolio assets), represented by companies with strong market position, based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special value (15%–30%), companies with growth potential overlooked by the market. The firm has managed a portion of the fund since 1990.

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests opportunistically in a diversified portfolio of high-quality stocks. The advisor attempts to identify companies that are early in their growth cycle. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also make use of Wellington Management’s extensive industry research capabilities. The firm has advised the fund since 1967.

Kalmar Investment Advisers. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in small- and mid-cap growth equity investing. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” small- and mid-cap equity portfolios. Kalmar believes that there is a high-reward and low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. The firm has managed a portion of the fund since 2005.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

Chartwell Investment Partners, L.P. Chartwell is an independent, employee-owned firm, founded in 1997. The firm has expertise in small- and mid-cap equity management and employs a fundamental bottom-up strategy, seeking companies with superior growth potential trading at reasonable valuations. The firm has managed a portion of the fund since 1997.

Century Capital Management, LLC. Century Capital is a Boston-based investment management boutique, owned by the investment professionals within the firm. The public equity team, led by chief investment officer Alexander L. Thorndike, oversees two mutual funds: a small-cap growth fund and a large-cap fund. The team also oversees small-cap growth and small/mid-cap growth portfolios for institutional investors. Century Capital employs a fundamental, bottom-up investment approach that seeks to identify reasonably priced companies that will grow faster than the overall market. Independent research is a core tenet. The ideal investment is a well-managed company that is reasonably valued, in a non-capital-intensive business, with established products or services, a high return on equity, high recurring revenues, and improving margins. The firm has managed a portion of the fund since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of and amendment to (as applicable) the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Granahan, Wellington Management, Kalmar, Chartwell, and Century Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Granahan, Wellington Management, Kalmar, Chartwell, and Century Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062012

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

			Market
			Value
		Shares	($000)
Common Stocks (97.8%)[1]
Consumer Discretionary (15.9%)
*	Urban Outfitters Inc.	2,176,045	63,018
*	Life Time Fitness Inc.	1,346,145	62,677
*	Liz Claiborne Inc.	4,240,020	56,816
	Lennar Corp. Class A	1,713,355	47,528
^	GameStop Corp. Class A	1,993,445	45,371
*	PulteGroup Inc.	4,464,515	43,931
*	CarMax Inc.	1,406,070	43,405
*	Express Inc.	1,709,275	40,373
*	Cheesecake Factory Inc.	1,270,526	40,022
	Gentex Corp.	1,815,620	39,889
*	Sally Beauty Holdings Inc.	1,390,771	36,995
	Aaron's Inc.	1,348,790	36,647
	Tractor Supply Co.	357,525	35,184
*	MGM Resorts International	2,598,350	34,870
*	Steven Madden Ltd.	793,500	34,287
	DSW Inc. Class A	600,550	33,787
	Cinemark Holdings Inc.	1,454,000	33,384
*	TRW Automotive Holdings Corp.	641,831	29,338
*	Bally Technologies Inc.	548,526	26,631
*	LKQ Corp.	777,695	26,014
*	DreamWorks Animation SKG Inc. Class A	1,432,640	25,802
	Texas Roadhouse Inc. Class A	1,482,060	25,566
*	ANN Inc.	903,471	25,017
	Tiffany & Co.	361,300	24,735
*	AMC Networks Inc. Class A	563,300	23,940
	Churchill Downs Inc.	400,000	23,744
	Dana Holding Corp.	1,609,800	23,535
*	Crocs Inc.	1,163,285	23,498
	Service Corp. International	2,002,130	23,185
	Dunkin' Brands Group Inc.	715,865	23,173
	DeVry Inc.	679,195	21,836
*	Steiner Leisure Ltd.	463,500	21,766
*	Live Nation Entertainment Inc.	2,179,380	19,745
*	Coinstar Inc.	311,571	19,564
	Men's Wearhouse Inc.	491,400	18,201
*	Buffalo Wild Wings Inc.	216,000	18,112
	Belo Corp. Class A	2,569,800	17,320
	GNC Holdings Inc. Class A	414,957	16,208
	Pier 1 Imports Inc.	914,959	15,719
	Chico's FAS Inc.	1,015,300	15,595
	Weight Watchers International Inc.	204,300	15,519
*	Deckers Outdoor Corp.	289,800	14,783
*	American Public Education Inc.	424,500	14,739
	Brunswick Corp.	543,805	14,297
*	Select Comfort Corp.	490,250	14,158
	Ulta Salon Cosmetics & Fragrance Inc.	159,197	14,038
*	Genesco Inc.	164,950	12,371
*	WMS Industries Inc.	489,800	12,005
*	Hibbett Sports Inc.	191,346	11,427
*	Carter's Inc.	208,300	11,311
*	Lululemon Athletica Inc.	150,000	11,121
*	Fossil Inc.	81,700	10,676
	Group 1 Automotive Inc.	169,166	9,791
*,^	ITT Educational Services Inc.	147,104	9,712
*	Jos A Bank Clothiers Inc.	200,000	9,510
*	O'Reilly Automotive Inc.	86,100	9,080
*	K12 Inc.	335,990	8,568
	bebe stores inc	1,031,000	8,454
*	Pandora Media Inc.	933,200	8,026
*	SodaStream International Ltd.	210,000	7,213
*	BJ's Restaurants Inc.	160,000	6,910

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

		Market
		Value
	Shares	($000)
* Zagg Inc.	521,300	6,793
DR Horton Inc.	339,619	5,553
* Tempur-Pedic International Inc.	92,165	5,423
* Aeropostale Inc.	222,000	4,924
* Caribou Coffee Co. Inc.	250,975	4,118
PetSmart Inc.	69,095	4,025
* Cost Plus Inc.	189,757	3,676
Monro Muffler Brake Inc.	88,025	3,632
Polaris Industries Inc.	45,458	3,611
* Peet's Coffee & Tea Inc.	40,100	3,080
Brinker International Inc.	88,699	2,791
* Capella Education Co.	80,400	2,630
Foot Locker Inc.	80,200	2,453
* Goodyear Tire & Rubber Co.	217,500	2,388
Domino's Pizza Inc.	59,442	2,247
Buckle Inc.	48,100	2,221
* Sirius XM Radio Inc.	897,400	2,028
Ameristar Casinos Inc.	110,800	1,992
Harman International Industries Inc.	40,100	1,988
Regal Entertainment Group Class A	126,800	1,726
* Tumi Holdings Inc.	63,200	1,610
Sinclair Broadcast Group Inc. Class A	143,800	1,478
* Conn's Inc.	88,697	1,450
* Tenneco Inc.	36,577	1,128
* DineEquity Inc.	15,600	758
Sotheby's	9,082	357
* Vitamin Shoppe Inc.	4,600	217
		1,544,434
Consumer Staples (2.5%)
Herbalife Ltd.	553,793	38,943
* Smithfield Foods Inc.	1,578,250	33,080
PriceSmart Inc.	391,790	32,338
* United Natural Foods Inc.	598,194	29,485
* Monster Beverage Corp.	286,300	18,598
* Hain Celestial Group Inc.	355,850	16,832
* Green Mountain Coffee Roasters Inc.	333,600	16,263
Casey's General Stores Inc.	286,000	16,116
McCormick & Co. Inc.	215,150	12,029
* Boston Beer Co. Inc. Class A	115,653	11,949
* Cott Corp.	541,470	3,547
Diamond Foods Inc.	160,000	3,344
* Susser Holdings Corp.	73,000	1,948
B&G Foods Inc. Class A	78,940	1,756
* Rite Aid Corp.	1,115,100	1,617
Church & Dwight Co. Inc.	27,800	1,412
Nu Skin Enterprises Inc. Class A	23,027	1,227
Lancaster Colony Corp.	8,220	536
		241,020
Energy (6.3%)
^ Core Laboratories NV	317,375	43,474
* Superior Energy Services Inc.	1,547,251	41,652
* Atwood Oceanics Inc.	744,325	32,996
Tidewater Inc.	561,795	30,916
* Key Energy Services Inc.	2,398,025	30,359
* SemGroup Corp. Class A	929,900	29,571
* Carrizo Oil & Gas Inc.	1,035,180	29,026
* Rosetta Resources Inc.	575,000	28,905
* Whiting Petroleum Corp.	472,100	27,004
* SandRidge Energy Inc.	3,338,565	26,675
Cabot Oil & Gas Corp.	756,065	26,568
* Clean Energy Fuels Corp.	1,318,620	25,370
* ION Geophysical Corp.	3,641,538	22,687
* Comstock Resources Inc.	1,247,530	21,919
* TETRA Technologies Inc.	2,129,316	18,546

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

			Market
			Value
		Shares	($000)
*	Tesco Corp.	985,053	16,086
*	Gulfport Energy Corp.	552,025	14,469
*	Pioneer Drilling Co.	1,736,950	13,687
	Oceaneering International Inc.	260,800	13,465
*	Southwestern Energy Co.	397,625	12,557
*	McDermott International Inc.	1,068,590	12,075
*	Kodiak Oil & Gas Corp.	1,192,963	10,558
	Niko Resources Ltd.	240,475	10,106
*	Rex Energy Corp.	951,540	10,001
	RPC Inc.	908,350	9,392
*	Energy XXI Bermuda Ltd.	167,900	6,327
*	Mitcham Industries Inc.	205,990	4,894
	HollyFrontier Corp.	113,546	3,500
	SM Energy Co.	49,800	3,292
	CARBO Ceramics Inc.	38,000	3,195
	Helmerich & Payne Inc.	60,000	3,083
*	Hornbeck Offshore Services Inc.	72,000	2,997
*	CVR Energy Inc.	93,500	2,839
	Western Refining Inc.	116,300	2,216
*	Stone Energy Corp.	78,900	2,213
*	Oil States International Inc.	27,800	2,212
*	Gulfmark Offshore Inc.	42,000	2,023
*	Oasis Petroleum Inc.	56,400	1,865
*	Clayton Williams Energy Inc.	23,032	1,694
	W&T Offshore Inc.	82,328	1,628
*	Basic Energy Services Inc.	104,700	1,508
*	Callon Petroleum Co.	210,600	1,224
	Patterson-UTI Energy Inc.	68,800	1,113
*	Vaalco Energy Inc.	76,000	689
*	Cloud Peak Energy Inc.	14,313	220
			606,796
Exchange-Traded Funds (1.4%)
2	Vanguard Small-Cap ETF	865,083	67,407
^,2	Vanguard Small-Cap Growth ETF	713,200	61,407
^	iShares Russell 2000 Index Fund	143,310	11,670
			140,484
Financials (6.3%)
*,3	HFF Inc. Class A	2,930,765	47,889
*	Affiliated Managers Group Inc.	318,875	36,231
*	NASDAQ OMX Group Inc.	1,317,977	32,383
	Regions Financial Corp.	4,701,800	31,690
	East West Bancorp Inc.	1,387,500	31,593
	Cash America International Inc.	651,200	30,444
	International Bancshares Corp.	1,461,025	28,826
	National Penn Bancshares Inc.	2,955,613	27,251
	Zions Bancorporation	1,294,500	26,395
*,3	eHealth Inc.	1,463,925	25,941
*	National Financial Partners Corp.	1,748,447	25,790
*	Signature Bank	366,850	24,098
	MFA Financial Inc.	3,227,325	23,818
*	LPL Investment Holdings Inc.	654,180	23,478
	Och-Ziff Capital Management Group LLC Class A	2,611,100	22,925
*	Financial Engines Inc.	947,300	21,636
	PS Business Parks Inc.	298,543	20,375
	Protective Life Corp.	554,397	16,222
	Jefferies Group Inc.	947,813	15,099
	Cardinal Financial Corp.	1,137,107	13,725
	Evercore Partners Inc. Class A	470,500	12,435
	Wintrust Financial Corp.	337,600	12,197
	Essex Property Trust Inc.	73,300	11,579
*	WisdomTree Investments Inc.	1,200,300	10,263
*	Ocwen Financial Corp.	644,930	9,616
	First Midwest Bancorp Inc.	297,922	3,173
	Digital Realty Trust Inc.	41,065	3,084

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

			Market
			Value
		Shares	($000)
	QC Holdings Inc.	566,930	2,324
*	World Acceptance Corp.	31,476	2,093
*	Credit Acceptance Corp.	22,103	2,078
	Nelnet Inc. Class A	78,076	2,016
	Camden Property Trust	29,000	1,962
*	Ezcorp Inc. Class A	61,629	1,651
	Home Properties Inc.	26,600	1,624
*	First Cash Financial Services Inc.	34,561	1,416
	Omega Healthcare Investors Inc.	64,300	1,377
	Extra Space Storage Inc.	42,300	1,284
	CBL & Associates Properties Inc.	64,200	1,196
	National Health Investors Inc.	22,200	1,098
	Rayonier Inc.	18,127	822
	Highwoods Properties Inc.	21,200	736
	Apartment Investment & Management Co.	24,500	665
	Federal Realty Investment Trust	5,700	574
*	Investors Bancorp Inc.	14,300	221
*	Taylor Capital Group Inc.	11,300	157
	Amtrust Financial Services Inc.	5,400	147
			611,597
Health Care (18.6%)
	Cooper Cos. Inc.	1,291,938	113,910
*	Salix Pharmaceuticals Ltd.	1,526,165	75,393
*	Bruker Corp.	4,920,427	73,954
*	Gen-Probe Inc.	750,075	61,169
	Coventry Health Care Inc.	1,756,485	52,677
*	Alkermes plc	3,005,435	51,994
*	Elan Corp. plc ADR	3,655,188	50,405
*	Amylin Pharmaceuticals Inc.	1,719,458	44,551
*	Questcor Pharmaceuticals Inc.	987,921	44,358
*	Health Management Associates Inc. Class A	5,947,887	42,825
*	Regeneron Pharmaceuticals Inc.	309,880	41,914
*,^	Seattle Genetics Inc.	2,078,664	41,095
	Universal Health Services Inc. Class B	925,000	39,507
*	ResMed Inc.	1,087,250	36,977
*	Luminex Corp.	1,397,190	34,986
*	Henry Schein Inc.	433,950	33,301
*	ICON plc ADR	1,400,195	31,056
*	Volcano Corp.	1,108,095	30,085
*	BioMarin Pharmaceutical Inc.	855,800	29,696
	DENTSPLY International Inc.	718,350	29,495
*	Bio-Rad Laboratories Inc. Class A	273,110	29,493
*	Mettler-Toledo International Inc.	160,359	28,756
*	Onyx Pharmaceuticals Inc.	618,300	28,139
*	Incyte Corp. Ltd.	1,235,680	28,025
	West Pharmaceutical Services Inc.	623,850	28,011
*	Ardea Biosciences Inc.	814,940	25,964
*	Edwards Lifesciences Corp.	298,600	24,775
*	Alexion Pharmaceuticals Inc.	272,800	24,639
*	Insulet Corp.	1,372,340	24,510
*	Cubist Pharmaceuticals Inc.	572,580	24,209
*	IPC The Hospitalist Co. Inc.	618,044	23,739
*	Vertex Pharmaceuticals Inc.	614,900	23,661
*	Watson Pharmaceuticals Inc.	306,835	23,123
*	Kindred Healthcare Inc.	2,383,819	22,980
	Quality Systems Inc.	608,475	22,757
*	Jazz Pharmaceuticals plc	445,400	22,729
*	PAREXEL International Corp.	827,550	22,294
*	MWI Veterinary Supply Inc.	234,587	22,145
*	ABIOMED Inc.	875,613	21,304
*	SXC Health Solutions Corp.	232,592	21,068
*	Brookdale Senior Living Inc. Class A	1,073,450	20,406
*	WellCare Health Plans Inc.	305,515	18,691
*	QIAGEN NV	1,058,100	17,702

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

		Market
		Value
	Shares	($000)
* Allscripts Healthcare Solutions Inc.	1,498,200	16,600
* Nektar Therapeutics	2,137,500	16,288
* Akorn Inc.	1,295,620	15,716
* Align Technology Inc.	458,600	14,542
* WuXi PharmaTech Cayman Inc. ADR	989,650	14,231
Patterson Cos. Inc.	415,800	14,175
* Momenta Pharmaceuticals Inc.	880,690	13,985
* Cyberonics Inc.	359,130	13,755
* Warner Chilcott plc Class A	606,900	13,200
* Catalyst Health Solutions Inc.	141,014	12,179
* Health Net Inc.	333,410	11,873
* Cepheid Inc.	287,564	11,045
* Sirona Dental Systems Inc.	212,500	10,733
* Immunogen Inc.	823,400	10,498
* Tornier NV	407,202	9,667
* Air Methods Corp.	108,700	9,143
Invacare Corp.	475,550	7,537
* Greenway Medical Technologies	470,120	7,240
* Optimer Pharmaceuticals Inc.	487,308	7,212
* Isis Pharmaceuticals Inc.	791,439	6,332
* NPS Pharmaceuticals Inc.	642,820	4,603
* ICU Medical Inc.	80,997	4,252
* AMERIGROUP Corp.	61,100	3,774
* NxStage Medical Inc.	197,479	3,357
* Sagent Pharmaceuticals Inc.	167,288	3,009
* Charles River Laboratories International Inc.	72,400	2,572
* InterMune Inc.	241,775	2,524
* Medicines Co.	109,554	2,420
* Orthofix International NV	56,500	2,329
* Dynavax Technologies Corp.	447,150	2,240
* Pharmacyclics Inc.	80,400	2,216
Chemed Corp.	34,506	2,082
* Centene Corp.	52,300	2,071
* Team Health Holdings Inc.	94,700	2,040
Perrigo Co.	18,092	1,898
* Molina Healthcare Inc.	65,950	1,692
* Thoratec Corp.	47,200	1,643
* Acorda Therapeutics Inc.	49,800	1,257
* Select Medical Holdings Corp.	138,900	1,190
* Hi-Tech Pharmacal Co. Inc.	36,300	1,183
* Auxilium Pharmaceuticals Inc.	54,500	977
* Array BioPharma Inc.	266,145	929
Atrion Corp.	4,000	923
Computer Programs & Systems Inc.	14,900	888
* Omnicell Inc.	61,700	880
* Covance Inc.	15,200	711
* Par Pharmaceutical Cos. Inc.	16,100	682
* Infinity Pharmaceuticals Inc.	41,100	555
PDL BioPharma Inc.	84,500	531
* ArthroCare Corp.	19,650	490
* Exelixis Inc.	90,725	435
* Genomic Health Inc.	12,692	364
* Impax Laboratories Inc.	9,535	235
		1,801,371
Industrials (16.3%)
Kennametal Inc.	1,459,527	61,636
* IHS Inc. Class A	576,140	58,230
Triumph Group Inc.	753,900	47,360
MSC Industrial Direct Co. Inc. Class A	606,005	44,669
* Genesee & Wyoming Inc. Class A	785,673	42,356
* Middleby Corp.	394,485	40,028
* EnerSys	1,132,140	39,568
* BE Aerospace Inc.	829,807	39,026
* RBC Bearings Inc.	821,818	38,527

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

			Market
			Value
		Shares	($000)
	Pentair Inc.	870,680	37,735
	Chicago Bridge & Iron Co. NV	798,551	35,472
*	Teledyne Technologies Inc.	540,877	34,951
	Belden Inc.	981,140	34,124
*	US Airways Group Inc.	3,086,205	31,664
	Progressive Waste Solutions Ltd.	1,448,405	31,372
*	AerCap Holdings NV	2,553,526	29,570
	Knight Transportation Inc.	1,795,625	29,484
*	Huron Consulting Group Inc.	821,355	28,945
	Towers Watson & Co. Class A	441,900	28,900
*	Esterline Technologies Corp.	406,800	27,862
*	Beacon Roofing Supply Inc.	1,029,450	27,476
	Con-way Inc.	838,410	27,248
*	United Rentals Inc.	578,471	27,003
	Flowserve Corp.	228,905	26,308
*	Moog Inc. Class A	598,525	25,300
	Snap-on Inc.	404,110	25,273
	AMETEK Inc.	490,020	24,663
	Armstrong World Industries Inc.	553,395	24,372
	Manpower Inc.	562,460	23,961
	Lennox International Inc.	551,676	23,943
	Landstar System Inc.	396,530	21,242
*	WESCO International Inc.	305,261	20,266
	Waste Connections Inc.	617,100	19,889
*,^	Polypore International Inc.	525,875	19,641
	UTi Worldwide Inc.	1,152,235	19,208
*	Hub Group Inc. Class A	545,126	19,079
*	TrueBlue Inc.	1,066,210	18,403
	Titan International Inc.	577,500	16,684
	TAL International Group Inc.	391,388	16,168
*	Mobile Mini Inc.	856,568	16,155
	ABM Industries Inc.	692,900	16,131
*	Meritor Inc.	2,443,567	15,908
*	II-VI Inc.	747,950	15,266
*	Chart Industries Inc.	198,905	15,202
	Woodward Inc.	364,600	15,164
*	Stericycle Inc.	174,815	15,139
*	Rush Enterprises Inc. Class A	834,401	15,086
*	AGCO Corp.	319,300	14,870
*	Corrections Corp. of America	474,760	13,716
*	Advisory Board Co.	149,750	13,651
	Corporate Executive Board Co.	320,205	13,247
	Graco Inc.	247,700	13,205
*	Atlas Air Worldwide Holdings Inc.	282,050	12,988
*	Old Dominion Freight Line Inc.	287,925	12,804
*	Rexnord Corp.	576,380	12,726
*	Alaska Air Group Inc.	373,749	12,633
*	Colfax Corp.	356,790	12,092
*	Hexcel Corp.	438,365	12,002
*	CAI International Inc.	459,546	9,494
*	Trimas Corp.	420,252	9,250
*	Clean Harbors Inc.	129,081	8,808
	Watsco Inc.	109,200	7,857
	Robbins & Myers Inc.	155,348	7,567
*	Exponent Inc.	147,522	7,052
	Gardner Denver Inc.	88,632	5,774
*	General Cable Corp.	173,640	5,112
*	Team Inc.	150,855	4,470
*	Greenbrier Cos. Inc.	237,800	4,102
*	MasTec Inc.	213,600	3,715
*	Copart Inc.	112,800	2,979
	Dun & Bradstreet Corp.	37,000	2,878
	Toro Co.	38,535	2,754
	Copa Holdings SA Class A	33,200	2,700

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

		Market
		Value
	Shares	($000)
* DigitalGlobe Inc.	199,100	2,443
Healthcare Services Group Inc.	114,465	2,429
Applied Industrial Technologies Inc.	58,697	2,307
Hubbell Inc. Class B	27,000	2,166
Deluxe Corp.	89,409	2,129
KBR Inc.	59,509	2,015
* GeoEye Inc.	86,800	1,989
Sauer-Danfoss Inc.	43,108	1,867
Actuant Corp. Class A	66,493	1,813
Cubic Corp.	38,422	1,776
* Generac Holdings Inc.	71,900	1,731
Aircastle Ltd.	135,900	1,651
* Dollar Thrifty Automotive Group Inc.	18,700	1,512
Steelcase Inc. Class A	167,879	1,450
Kansas City Southern	17,700	1,363
United Stationers Inc.	46,840	1,328
Lincoln Electric Holdings Inc.	25,900	1,269
* Furmanite Corp.	199,218	1,247
Covanta Holding Corp.	66,700	1,071
Textainer Group Holdings Ltd.	25,574	897
Primoris Services Corp.	52,900	763
Intersections Inc.	59,600	717
* JetBlue Airways Corp.	150,000	713
Mueller Industries Inc.	13,700	626
Standex International Corp.	10,600	467
Werner Enterprises Inc.	16,252	384
Robert Half International Inc.	11,800	352
* Consolidated Graphics Inc.	5,800	232
Donaldson Co. Inc.	6,000	208
Marten Transport Ltd.	1,300	27
		1,579,045
Information Technology (24.1%)
* Alliance Data Systems Corp.	706,793	90,816
* Ariba Inc.	2,246,622	85,821
* VeriFone Systems Inc.	1,652,315	78,716
* Cadence Design Systems Inc.	6,269,400	73,164
Sapient Corp.	5,740,903	68,719
* TiVo Inc.	5,985,420	64,583
* Teradyne Inc.	3,536,920	60,870
* Microsemi Corp.	2,601,990	55,995
* MICROS Systems Inc.	868,221	49,341
* Rovi Corp.	1,600,420	45,772
* Ultimate Software Group Inc.	582,299	44,930
* Parametric Technology Corp.	1,982,346	42,779
Syntel Inc.	705,033	42,224
MKS Instruments Inc.	1,507,270	41,676
* FEI Co.	824,245	41,352
* F5 Networks Inc.	302,495	40,513
* ON Semiconductor Corp.	4,748,475	39,222
IAC/InterActiveCorp	796,275	38,341
* Trimble Navigation Ltd.	698,335	37,808
Jabil Circuit Inc.	1,477,475	34,647
* RADWARE Ltd.	859,850	33,087
* Convergys Corp.	2,471,645	33,046
* ValueClick Inc.	1,494,785	31,660
* Silicon Laboratories Inc.	844,070	29,956
j2 Global Inc.	1,093,385	28,242
Cypress Semiconductor Corp.	1,807,800	28,021
* NCR Corp.	1,175,874	27,633
* Finisar Corp.	1,648,045	27,226
* Red Hat Inc.	450,400	26,848
FactSet Research Systems Inc.	255,950	26,839
* Acme Packet Inc.	949,496	26,652
* Euronet Worldwide Inc.	1,217,230	26,329

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

			Market
			Value
		Shares	($000)
	Power Integrations Inc.	690,315	26,149
*	Riverbed Technology Inc.	1,319,950	26,043
*	JDS Uniphase Corp.	2,100,000	25,515
*	SolarWinds Inc.	538,900	25,280
	Heartland Payment Systems Inc.	825,877	25,164
*	NICE Systems Ltd. ADR	631,945	24,279
*	Concur Technologies Inc.	423,660	23,962
*	Take-Two Interactive Software Inc.	1,600,100	22,561
*	CACI International Inc. Class A	364,400	22,276
*	Atmel Corp.	2,251,615	19,972
	ADTRAN Inc.	652,935	19,928
*	Informatica Corp.	430,663	19,819
*	Cardtronics Inc.	740,432	19,518
*	Aruba Networks Inc.	905,325	19,120
*	BroadSoft Inc.	433,550	18,560
*	Constant Contact Inc.	750,100	18,130
*	Sourcefire Inc.	354,500	18,076
*	Acxiom Corp.	1,275,000	17,506
*	Salesforce.com Inc.	111,140	17,308
*	Liquidity Services Inc.	317,050	16,908
*	Nuance Communications Inc.	679,670	16,611
*	Super Micro Computer Inc.	926,557	16,354
*	FleetCor Technologies Inc.	396,553	15,684
*	Ciena Corp.	1,028,800	15,247
	Avago Technologies Ltd.	422,630	14,572
*	Kenexa Corp.	441,482	14,423
*	WebMD Health Corp.	631,791	14,373
	MercadoLibre Inc.	147,350	14,255
*,^	Jive Software Inc.	589,996	14,048
*	Progress Software Corp.	591,700	13,692
*	Nanometrics Inc.	819,392	12,709
*	Manhattan Associates Inc.	241,312	12,102
	National Instruments Corp.	440,741	11,988
*	LogMeIn Inc.	303,450	10,927
*	Aspen Technology Inc.	551,525	10,909
*	CommVault Systems Inc.	206,100	10,732
*	RF Micro Devices Inc.	2,454,540	10,628
*	Synchronoss Technologies Inc.	337,750	10,572
*	Gartner Inc.	224,372	9,828
*	WNS Holdings Ltd. ADR	877,786	9,770
*	KIT Digital Inc.	1,396,800	9,470
*	Ubiquiti Networks Inc.	286,400	9,457
*	QLIK Technologies Inc.	324,800	9,357
*	comScore Inc.	466,475	9,292
*	Celestica Inc.	1,032,742	9,253
*	Cymer Inc.	177,340	9,193
*	Polycom Inc.	681,535	9,044
*	DealerTrack Holdings Inc.	300,000	8,949
*	Volterra Semiconductor Corp.	264,184	8,689
*	Standard Microsystems Corp.	327,750	8,679
*	Saba Software Inc.	860,360	8,363
*	Perficient Inc.	625,500	7,512
*	Skyworks Solutions Inc.	276,000	7,491
*	Entropic Communications Inc.	1,766,300	7,471
*	Diodes Inc.	317,775	7,083
	Black Box Corp.	306,689	6,934
*	Hittite Microwave Corp.	124,550	6,668
*	Interactive Intelligence Group Inc.	222,000	6,585
*	Universal Display Corp.	120,800	5,432
*	Travelzoo Inc.	165,000	4,283
*	Monolithic Power Systems Inc.	200,000	4,144
*	ATMI Inc.	186,600	3,920
*	TIBCO Software Inc.	110,987	3,651
*	IPG Photonics Corp.	68,100	3,296

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

		Market
		Value
	Shares	($000)
* Cavium Inc.	107,050	3,132
Littelfuse Inc.	45,000	2,820
Lender Processing Services Inc.	100,100	2,658
* PROS Holdings Inc.	125,000	2,461
MAXIMUS Inc.	55,524	2,457
* Zebra Technologies Corp.	62,900	2,440
* Tyler Technologies Inc.	60,300	2,409
* LSI Corp.	297,000	2,388
Fair Isaac Corp.	55,000	2,360
* Anixter International Inc.	33,931	2,327
DST Systems Inc.	39,196	2,194
* Synopsys Inc.	68,900	2,068
Booz Allen Hamilton Holding Corp.	115,441	1,974
* Plexus Corp.	59,800	1,936
* ACI Worldwide Inc.	46,500	1,854
* Mentor Graphics Corp.	125,360	1,811
* Freescale Semiconductor Holdings I Ltd.	139,300	1,729
Intersil Corp. Class A	165,495	1,700
* Entegris Inc.	188,200	1,666
* Lattice Semiconductor Corp.	302,440	1,651
* Coherent Inc.	27,660	1,455
* NETGEAR Inc.	37,250	1,434
* Nova Measuring Instruments Ltd.	150,000	1,325
* Stamps.com Inc.	43,900	1,274
* Brightpoint Inc.	174,055	1,065
* Websense Inc.	51,251	1,063
* Unisys Corp.	52,940	988
* ShoreTel Inc.	170,000	814
* Silicon Graphics International Corp.	85,800	810
* Exar Corp.	101,200	802
* Splunk Inc.	22,500	764
* Deltek Inc.	70,500	736
* Infoblox Inc.	21,800	445
* Synaptics Inc.	14,100	433
* GT Advanced Technologies Inc.	42,000	273
		2,340,258
Materials (5.2%)
* WR Grace & Co.	800,075	47,693
FMC Corp.	396,495	43,793
Silgan Holdings Inc.	913,290	40,066
Albemarle Corp.	563,035	36,766
Methanex Corp.	967,200	34,007
* Graphic Packaging Holding Co.	6,188,404	33,108
Smurfit Kappa Group plc	3,569,372	30,058
Ball Corp.	682,375	28,496
Minerals Technologies Inc.	419,800	28,169
* KapStone Paper and Packaging Corp.	1,327,762	23,979
CF Industries Holdings Inc.	107,950	20,841
Sensient Technologies Corp.	527,186	19,585
Schnitzer Steel Industries Inc.	476,392	18,994
Schweitzer-Mauduit International Inc.	264,600	17,945
* Ferro Corp.	3,383,855	17,562
Noranda Aluminum Holding Corp.	1,176,250	12,492
Aptargroup Inc.	227,200	12,385
* OM Group Inc.	278,200	6,710
* Intrepid Potash Inc.	260,450	6,472
Airgas Inc.	45,800	4,197
* Rockwood Holdings Inc.	58,895	3,259
NewMarket Corp.	12,473	2,784
Westlake Chemical Corp.	34,400	2,200
Valspar Corp.	42,900	2,194
Eastman Chemical Co.	40,024	2,160
* Coeur d'Alene Mines Corp.	73,800	1,590
Worthington Industries Inc.	75,550	1,348

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

					Market
					Value
				Shares	($000)
	Myers Industries Inc.			76,900	1,271
	Haynes International Inc.			16,650	1,038
*	TPC Group Inc.			21,574	906
*	Handy & Harman Ltd.			24,100	349
					502,417
Telecommunication Services (1.1%)
*	SBA Communications Corp. Class A			597,390	32,104
*	tw telecom inc Class A			1,263,385	27,517
*	Vonage Holdings Corp.			10,357,539	21,129
*	Cogent Communications Group Inc.			872,350	16,339
*	Clearwire Corp. Class A			3,419,810	5,010
*	MetroPCS Communications Inc.			298,000	2,175
*	Cincinnati Bell Inc.			143,800	547
	Consolidated Communications Holdings Inc.			12,600	244
*	Leap Wireless International Inc.			37,500	210
					105,275
Utilities (0.1%)
	IDACORP Inc.			217,471	8,860
Total Common Stocks (Cost $7,543,466)					9,481,557

		Coupon
Temporary Cash Investments (2.9%)[1]
Money Market Fund (2.7%)
4,5	Vanguard Market Liquidity Fund	0.137%		268,633,189	268,633

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.1%)
	Deutsche Bank Securities, Inc.(Dated 4/30/12,
	Repurchase Value $9,800,000, collateralized by
	Government National Mortgage Assn. 3.500%-
	5.000%, 12/20/26-8/20/41)	0.210%	5/1/12	9,800	9,800

U.S. Government and Agency Obligations (0.1%)
6,7	Fannie Mae Discount Notes	0.150%	8/22/12	1,500	1,499
7,8	Federal Home Loan Bank Discount Notes	0.110%	6/27/12	3,000	3,000
7,8	Federal Home Loan Bank Discount Notes	0.130%	7/20/12	2,100	2,099
7	United States Treasury Note/Bond	0.625%	6/30/12	1,000	1,001

					7,599
Total Temporary Cash Investments (Cost $286,032)					286,032
Total Investments (100.7%) (Cost $7,829,498)					9,767,589
Other Assets and Liabilities—Net (-0.7%)[5]					(68,200)
Net Assets (100%)					9,699,389

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $52,376,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 2.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $54,347,000 of collateral received for securities on loan.

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2012

6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
7 Securities with a value of $3,100,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 242_062012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2012

VANGUARD EXPLORER FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 15, 2012

* By:/s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012, see file Number 2-11444, Incorporated by Reference.